For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1. Issuer: The Goldman Sachs Group, Inc.

2.  Date of Purchase:  4/18/2013                                                           3.  Date offering commenced: 4/18/2013

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6. Aggregate principal amount or number of shares purchased: $9,170

7. Aggregate principal amount or total number of shares of offering: $40,000,000

8. Purchase price (net of fees and expenses): $25.00

9. Initial public offering price: $25.00

10. Commission, spread or profit: 0.7875%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 5/1/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1. Issuer: Wells Fargo & Company

2.  Date of Purchase:  4/16/2013                                                           3.  Date offering commenced: 4/16/2013

4. Underwriter(s) from whom purchased: Wells Fargo & Company

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC, UBS Securities LLC

6. Aggregate principal amount or number of shares purchased: $915,000

7. Aggregate principal amount or total number of shares of offering: $1,150,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 0.35.00%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 5/1/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1.  Issuer:  Fidelity National Information Services , Inc.

2.  Date of Purchase:  4/10/2013                                                           3.  Date offering commenced: 4/10/2013

4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Incorporated

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6. Aggregate principal amount or number of shares purchased: $535,000

7. Aggregate principal amount or total number of shares of offering: $1,000,000,000

8. Purchase price (net of fees and expenses): $99.208

9. Initial public offering price: $99.208

10. Commission, spread or profit: 0.6500%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 5/1/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1.  Issuer:  The TJX Companies, Inc.

2.  Date of Purchase:  4/29/2013                                                           3.  Date offering commenced: 4/29/2013

4. Underwriter(s) from whom purchased: Deutsche Bank Securities., Deutsche Bank AG

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6. Aggregate principal amount or number of shares purchased: $595,000

7. Aggregate principal amount or total number of shares of offering: $500,000,000

8. Purchase price (net of fees and expenses): $99.911

9. Initial public offering price: $99.911

10. Commission, spread or profit: 0.6500%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 5/1/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities
Fund: PACE High Yield Investments

Name of Adviser or Sub-Adviser: Mackay Shields LLC

1. Issuer: Chesapeake Energy

2.  Date of Purchase:  3/18/2013                                                           3.  Date offering commenced: 3/18/2013

4. Underwriter(s) from whom purchased: Morgan Stanley

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: 1,000,000

7. Aggregate principal amount or total number of shares of offering: 2,300,000,000

8. Purchase price (net of fees and expenses): 100

9. Initial public offering price: 100

10. Commission, spread or profit: 1%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Rene A. Bustmante                                                                Date: 4/11/2013

Print Name: Rene A. Bustmante

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1.  Issuer:  The Allstate Corporation.

2.  Date of Purchase:  1/3/2013                                                           3.  Date offering commenced: 1/3/2013

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6. Aggregate principal amount or number of shares purchased: $400,000

7. Aggregate principal amount or total number of shares of offering: $500,000,000

8. Purchase price (net of fees and expenses): $25.00

9. Initial public offering price: $25.00

10. Commission, spread or profit: 1.3225%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 2/8/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1.  Issuer:  Citigroup Inc..

2.  Date of Purchase:  1/3/2013                                                           3.  Date offering commenced: 1/3/2013

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC, UBS Securities LLC

6. Aggregate principal amount or number of shares purchased: $1,057,318.20*

*this number represents the principal amount of $1,060,000,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,745,572,500**

**This number represents the principal amount of $1,750,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.747

9. Initial public offering price: $99.747

10. Commission, spread or profit: 0.250%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 2/8/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1.  Issuer:  Bank of America Corporation

2.  Date of Purchase:  1/8/2013                                                           3.  Date offering commenced: 1/8/2013

4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Incorporated

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6. Aggregate principal amount or number of shares purchased: $1,312,660.80*

* This number represents the principal amount of $1,320,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,983,320,000**

** This number represents the principal amount of $3,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.444

9. Initial public offering price: $99.444

10. Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 2/8/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1.  Issuer:  Comcast Corporation

2.  Date of Purchase:  1/8/2013                                                           3.  Date offering commenced: 1/8/2013

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC, UBS Securities

6. Aggregate principal amount or number of shares purchased: $475,972.80*

*This number represents the principal amount of $480,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,685,737,000**

** This number represents the principal amount of $1,700,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.161

9. Initial public offering price: $99.161

10. Commission, spread or profit: 0.650%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 2/8/2013

Print Name: Cynthia McCullough

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For period ending July 31, 2013                                                                                                                     770/77Q1

File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: PACE Intermediate Fixed Income Investments

1.  Issuer:  DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.

2.  Date of Purchase:  1/10/2013                                                           3.  Date offering commenced: 1/10/2013

4. Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6. Aggregate principal amount or number of shares purchased: $1,105,266.05*

*This number represents the principal amount of $1,115,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $743,452,500**

**This number represents the principal amount $750,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.127

9. Initial public offering price: $99.127

10. Commission, spread or profit: 0.350%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Cynthia McCullough                                                                Date: 2/8/2013

Print Name: Cynthia McCullough

-  -

FORM 10f-3

Rule 144A Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: QVC Inc.

2.  Date of Purchase:  3/4/2013                                                           3.  Date offering commenced: 3/4/2013

4. Underwriter(s) from whom purchased: Barclay’s Capital Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $294,920.35

*This number represents the principal amount of $295,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,999,190,000.00**

**This number represents the principal amount of $3,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.973

9. Initial public offering price: $99.973

10. Commission, spread or profit: 1.200% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Cynthia McCullough                                                           Date:3/28/2013

Print Name:  Cynthia McCullough

-  -

FORM 10f-3

Rule 144A Securities

FUND: PACE International Fixed Income Securities Fund

Name of Adviser or Sub-Adviser: Rogge Global Partners Plc

1. Issuer: Hawk Acquisition Sub, Inc.

2.  Date of Purchase:  22 March 2013                                                                3.  Date offering commenced: 22 march 2013

4. Underwriter(s) from whom purchased: Wells Fargo Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: US $900,000

7. Aggregate principal amount or total number of shares of offering: US $3,100,000,000

8. Purchase price (net of fees and expenses): US $100

9. Initial public offering price: US $100

10. Commission, spread or profit: 1.5% $13,500

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Compliance                                                           Date:9 April 2013

Print Name:  Sukhjivan Singh

-  -

FORM 10f-3
Eligible Foreign Securities

FUND: PACE International Emerging Markets Equity Investments

Name of Adviser or Sub-Adviser: William Blair & Co.

1. Issuer: BB Seguridade Participacoes SA

2.  Date of Purchase:  4/26/2013                                                           3.  Date offering commenced: 4/26/2013

4. Underwriter(s) from whom purchased: JP Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: 95,200 Shares

7. Aggregate principal amount or total number of shares of offering: 600,000,000 shares

8. Purchase price (net of fees and expenses): 17.00 BRL

9. Initial public offering price: 17.00 BRL

10. Commission, spread or profit: 0.765%

11. Have the following conditions been satisfied?	YES	NO
a.           The offering is subject to regulation by a foreign financial regulatory authority
b.           The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to  be granted to existing security holders).
c.           Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
d.           The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
e.    If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months
f.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
g.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).
h.    The underwriting was a firm commitment underwriting

	X_______ X_______ X_______ X_______ ________ X______ X______ X_______	_______ _______ _______ _______ _______ _______ ________ ________
i.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
j.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
k.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
l. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Kathleen Hegyi                                                           Date: May 31, 2013

Print Name: Kathleen Hegyi

For period ending	July 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Municipal Securities

Fund:		PACE Municipal Fixed Income Investments
Name of Adviser or Sub-Adviser:		Standish Mellon Asset Management
1.	Issuer:	New York City TFA NCL, 64971Q6H1, 5/1/23,5.00%
2.	Date of Purchase:	6/13/13	3.	Date offering commenced:	6/13/13
4.	Underwriter(s) from whom purchased:		Loop Capital Markets
5.	“Affiliated Underwriter” managing or participating in syndicate:				BNY Mellon Capital Markets
6.	Aggregate principal amount or number of shares purchased:				$2,931,082.55
7.	Aggregate principal amount or total number of shares offered:				$962,984,000.00
8.	Purchase price per unit or share (net of fees and expenses):				$120.373
9.	Initial public offering price per unit or shares:		$120.373
10.	Commission, spread or profit:	0.500%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are “municipal securities” as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.	X
	b.			The securities were purchased prior to the end of the first day on which any sales are made.	X
	c.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering.	X
	d.			The underwriting was a firm commitment underwriting.	X
	e.			The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
f.
The securities are sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i)are subject to no greater than moderate credit risk or (ii) if the issuer, or entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including any predecessor), the securities are subject to a minimal or law amount of credit risk.
X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.			No purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Christine Todd			Date:	7/15/13
Print Name:	Christine Todd

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